SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): March 1, 2005



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------
              (Address)                               (Zip Code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 1.01. Entry into a Material Definitive Agreement

     Avado Brands, Inc. (the "Company") has entered into an Employment Agreement, approved by the bankruptcy court on March 1, 2005, (the "Employment Agreement") with Kurt J. Schnaubelt, and has named Mr. Schnaubelt as Executive Vice President and Chief Financial Officer of the Company. Under the Employment agreement, Mr. Schnaubelt's base salary is at an initial rate of $225,000 per year. Mr. Schnaubelt is also eligible to receive annual bonuses of up to 110% of base salary, based on the performance of the Company and subject to the approval of the Company's Board of Directors.

     The preceding summary of the material terms of the Employment Agreement is qualified in its entirety by the full text of the Employment Agreement, which is filed as an Exhibit to this Form 8-K, and hereby incorporated by reference.


     ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (c) Effective March 1, 2005, Kurt J. Schnaubelt (age 41) was appointed as Executive Vice President and Chief Financial Officer of the Company. Since 1999, Mr. Schnaubelt has been with Bertucci's Corporation of Northborough, Massachusetts. Mr. Schnaubelt held various roles of increasing responsibility at Bertucci's and since June 2002 served as Chief Financial Officer.

     The material terms of the Employment Agreement between the Company and Mr. Schnaubelt are described above under Item 1.01, which description is hereby incorporated by reference into this Item 5.02. The Employment Agreement is also filed as an Exhibit to this Form 8-K.


     ITEM 9.01. Financial Statements and Exhibits

     Exhibit 10.1 Employment Agreement between Avado Brands, Inc. and Kurt J. Schnaubelt.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Raymond P. Barbrick
                                         --------------------------
                                         Raymond P. Barbrick
                                         Chief Executive Officer


Date: March 7, 2005


                                       3